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         NOT FDIC-INSURED
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May lose value    No bank guarantee
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Shares of JohnsonFamily Funds are distributed by
an independent third party, Sunstone Distribution
Services, LLC.


This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.